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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Carreker Corporation (the "Company") on Form 10-Q for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on September 13, 2002 (the "Report"), I, John D. Carreker, Jr., Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JOHN D. CARREKER John D. Carreker, Jr. Chairman of the Board and Chief Executive Officer September 13, 2002

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  Exhibit 99.1